Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstarct]
Subsequent Events

Note 21 — Subsequent Events

Convertible Debenture Conversion

On July 14, 2026, the Company completed the second closing under the Securities Purchase Agreement dated May 7, 2026 and issued a convertible debenture to YA II PN, Ltd. (“Yorkville”) with an original principal amount of $5.8 million. The debenture was issued at 97% of principal, resulting in net proceeds of approximately $5.6 million.

The debenture bears interest at 5.0% per annum and matures on November 7, 2027, subject to extension at Yorkville’s option. Pursuant to the terms of the debenture, Yorkville has the right to convert all or a portion of the outstanding principal and accrued interest into shares of the Company’s common stock at a conversion price determined in accordance with the debenture agreement.

From July 29, 2026 through August 13, 2026, Yorkville converted an aggregate of $550,000 of principal and approximately $23,195 of accrued interest into an aggregate of 210,191 shares of the Company’s common stock. The conversions were effected at conversion prices ranging from approximately $2.14 to $4.59 per share in accordance with the terms of the convertible debenture. Following these conversions, approximately $5.225 million of principal remained outstanding under the second convertible debenture.

Senri NdPr Metal Purchase Arrangement

On July 22, 2026, EM LLC (KR) received a 4 metric ton trial shipment of NdPr metal for $555,520. The Company’s current indicative purchasing plan contemplates purchases of approximately 12 metric tons of NdPr metal per month. However, the purchasing and delivery schedule is not definitive, and the quantity, delivery timing, unit price, payment terms and aggregate purchase amount are subject to confirmation on a delivery-by-delivery basis.